UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

c/o Causeway Capital Management LLC

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington DE, 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

LETTER TO SHAREHOLDERS

For the six months ended March 31, 2018, Causeway International Small Cap Fund’s (the “Fund’s”) Institutional Class returned 5.80% and Investor Class returned 5.72% compared to the MSCI ACWI ex USA Small Cap Index (Gross) (“Index”) return of 6.31%. Since the Fund’s inception on October 20, 2014, its average annual total returns are 12.68% for the Institutional Class and 12.44% for the Investor Class compared to the Index’s average annual total return of 10.90%. As of March 31, 2018, the Fund had net assets of $31.5 million.

Performance Review

The global bull market of 2017 carried almost every country’s equity index to (or near) record highs to finish the year. Investors reacted positively to signs of improved global growth and US tax reform. However, despite continued equity market strength in January 2018, investor fears regarding increasingly hawkish central bank rhetoric and a potential trade war between the US and China dragged equities down in February and March 2018. However, despite the increase in market volatility, international smaller capitalization equities outperformed larger capitalization equities during the period. The Economist’s poll of forecasters, March averages, indicated that US gross domestic product (“GDP”) growth remained healthy, increasing to a 2.8% annualized rate for 2018. A sustained low unemployment rate, elevated consumer confidence, and high business investment intentions have led to anticipation of more hawkish Federal Reserve (“Fed”) policy. Fed Chair Jerome Powell has indicated that he aims to avoid overheating the economy without derailing economic expansion. However, the announcement of US tariffs on Chinese imports (and vice versa) kicked off fears of a global trade war, threatening the health of both massive economies. Larger challenges loom should these protectionist policies have a damaging effect on broader global growth. In Europe, consumer confidence remained buoyant and the unemployment rate continued to decline. The European Central Bank remained cautious, but the removal of quantitative easing at the end of 2018 still seems likely based on gradually rising real GDP growth (expected GDP growth in the Eurozone increased to 2.5% annualized). The best performing markets in our investable universe in the six months ended March 31, 2018 included Egypt, South Korea, South Africa, New Zealand, and Taiwan. The biggest laggards included Poland, Peru, the Philippines, Pakistan, and Canada. The best performing sectors in the ACWI ex USA Small Cap Index were health care, information technology, and consumer staples, while energy, telecommunication services, and utilities were the worst performing Index sectors.

To evaluate stocks in our investable universe, our multi-factor quantitative model examines broad factor categories including valuation, earnings growth, technical indicators, quality, macroeconomics, and country. Late in 2017, we added a 10% top-down component to our quantitative model. Previously, we found that the top down model which we use for our Emerging Markets (EM) strategy had limited efficacy for country selection in Developed Markets (DM). In 2017, however, we created a separate DM country selection model and tested it throughout the year. We ultimately merged the best elements of the EM and DM country models to supplement company-specific factors in our international small cap model. Each stock’s alpha(1) score now consists of 90% stock-specific factors, 5% macroeconomic factors, and 5% country factors. Our valuation and financial strength factors lagged during the period. Our technical factor provided the strongest predictive power during the period, followed by our earnings growth factor. For the first quarter of 2018, our macroeconomic and country top-down factors both posted positive returns.

2	Causeway International Small Cap Fund

From a sector perspective, holdings in the consumer discretionary, health care, and industrials sectors detracted the most from relative performance versus the Index, while holdings in the materials, consumer staples, and energy sectors were the largest relative contributors. The top detractors from performance relative to the Index were overweight positions in natural gas & electricity retailer, Just Energy Group Inc. (Canada), digital communications & mailroom equipment provider, Neopost SA (France), and knitwear manufacturer, Nameson Holdings Ltd. (Hong Kong). The top individual contributors included overweight positions in computer hardware manufacturer, Gigabyte Technology Co., Ltd. (Taiwan), steel & iron distribution company, EVRAZ Plc (United Kingdom), and integrated poultry producer, Astral Foods Ltd. (South Africa).

Significant Portfolio Changes

As of March 31, 2018, the Fund’s largest overweight positions relative to the Index by industry group were the insurance, energy, and real estate industry groups, while the Fund’s largest relative underweight positions were the pharmaceuticals & biotechnology, software & services, and consumer services industry groups. From a country perspective, the largest country overweight positions relative to the Index were Thailand, Australia, and China, while the largest active country underweight positions were Japan, the United Kingdom, and Canada.

Significant purchases in the first half of the fiscal year included purchases of the following new securities: gold miner, Harmony Gold Mining Co. Ltd. (South Africa), integrated oil refiner & producer, Esso Thailand Public Co. Ltd. (Thailand), automobile components manufacturer, Keihin Corp. (Japan), latex glove manufacturer, Supermax Corp. Bhd. (Malaysia), and construction company, Implenia AG (Switzerland). The largest sales during the period included the following full exits from the Fund: property developer, Hemfosa Fastigheter AB (Sweden), airline, Air New Zealand Ltd. (New Zealand), residential property developer, Yuzhou Properties Co., Ltd. (China), passenger & cargo airline company, Air France-KLM SA (France), as well as a reduced exposure to oil & natural gas producer, Paz Oil Co. Ltd. (Israel).

Investment Outlook

We continue to observe a number of intriguing features in the smaller capitalization landscape. We believe the intersection of international equities and smaller capitalization companies creates a recipe for inefficiency. Additionally, international smaller capitalization stocks are an underappreciated asset class that we believe can offer meaningful diversification benefits with the potential to reduce portfolio volatility. Finally, smaller capitalization stocks are typically less exposed to the potential risk of rising barriers to trade, given their home country revenue exposure. In spite of the potential benefits, we believe many investors may be underallocated to the asset class despite its meaningful growth and diversification prospects.

The outlook for smaller capitalization equities remains favorable in our view. Smaller capitalization equities are currently exhibiting a higher long-term earnings-per-share growth trend than larger capitalization equities. Additionally, international smaller capitalization equities have exhibited greater valuation dispersion than larger capitalization equities on both a forward earnings yield basis and a price-to-book value basis, indicating more information content in valuation ratios for these equities. This characteristic has allowed us to construct a portfolio with lower valuation ratios

Causeway International Small Cap Fund	3

relative to the Index without, in our view, compromising quality. Causeway’s international small cap strategy combines the flexibility and breadth of quantitative analysis with our global industry knowledge, which we believe will benefit long-term investors.

We thank you for your continued confidence in Causeway International Small Cap Fund.

March 31, 2018

Arjun Jayaraman	MacDuff Kuhnert	Joseph Gubler
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Holdings are subject to change. Current and future holdings are subject to risk. Securities mentioned do not make up the entire portfolio and, in the aggregate, may represent a small percentage of the portfolio.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Investments in smaller companies involve additional risks and typically exhibit higher volatility. Diversification does not prevent all investment losses. Forward Earnings Yield is the projected earnings yield for the current fiscal year.

(1) Alpha – Excess returns relative to the Fund’s benchmark.

4	Causeway International Small Cap Fund

March 31, 2018
	One Year Return	3 Year Return	Annualized Inception to Date
Institutional Class	25.85%	11.89%	12.68%
Investor Class	25.66%	11.66%	12.44%
MSCI ACWI ex USA Small Cap Index (Gross)	21.03	10.79%	10.90%

Inception is October 20, 2014. The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect during certain periods. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2019. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 25, 2018 prospectus, the Fund’s annualized gross ratios of expenses in relation to average net assets were 3.09% and 3.32% for the Institutional Class and Investor Class, respectively, and the Fund’s annualized ratios of expenses in relation to net assets after fee waivers and reimbursements were 1.31% and 1.56% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI ACWI ex USA Small Cap Index (Gross) is a free float-adjusted market capitalization weighted index, designed to measure the equity market performance of smaller capital stocks in developed and emerging markets, excluding the US market, consisting of 46 country indices. The index covers approximately 14% of the free float adjusted market capitalization in each country. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway International Small Cap Fund	5

SCHEDULE OF INVESTMENTS (000)*

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
COMMON STOCK
Australia — 6.9%
Abacus Property Group[1]	32,081	$86
Beach Energy Ltd.	252,116	240
Cromwell Property Group[1]	120,299	99
CSR Ltd.	36,287	146
Downer EDI Ltd.	16,076	80
FlexiGroup Ltd.	304,158	423
Mineral Resources Ltd.	16,425	218
Nine Entertainment Co. Holdings Ltd.	172,222	302
Sandfire Resources NL	101,777	580

		2,174

Belgium — 0.6%
AGFA-Gevaert NV2	25,197	97
Befimmo S.A.[1]	1,327	86

		183

Canada — 4.5%
AGF Management Ltd., Class B	36,400	185
Artis Real Estate Investment Trust[1]	8,500	90
Cominar Real Estate Investment Trust[1]	7,500	75
Dream Global Real Estate Investment Trust[1]	54,500	581
Just Energy Group Inc.	44,300	196
Transcontinental Inc., Class A	10,800	213
WestJet Airlines Ltd.	4,500	83

		1,423

China — 6.5%
Agile Property Holdings Ltd.	150,000	313
China Aoyuan Property Group Ltd.	112,000	105
China South City Holdings Ltd.	758,000	172
Huaxin Cement Co. Ltd., Class B	311,400	421
KWG Property Holding Ltd.	164,000	228
Lao Feng Xiang Co. Ltd., Class B	39,752	144

The accompanying notes are an integral part of the financial statements.

6	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
China — (continued)
Yuexiu Property Co. Ltd.	2,766,000	$658

		2,041

Denmark — 0.3%
Per Aarsleff Holding A/S	2,512	94

Egypt — 0.9%
ElSewedy Electric Co.	23,449	288

Finland — 0.3%
Finnair OYJ	6,101	85

France — 1.3%
Coface S.A.	16,241	186
Metropole Television S.A.	3,904	100
Neopost SA	4,805	127

		413

Germany — 3.8%
Deutsche Pfandbriefbank AG	14,631	231
Kloeckner & Co. SE	31,708	398
Salzgitter AG	1,486	76
Wuestenrot & Wuerttembergische AG	21,399	506

		1,211

Greece — 0.8%
Motor Oil Hellas Corinth Refineries SA	10,675	241

Hong Kong — 0.4%
Nameson Holdings Ltd.	634,000	136

Indonesia — 2.2%
Bukit Asam	352,100	76
Indo Tambangraya Megah Tbk PT	296,000	614

		690

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	7

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
Israel — 0.8%
El Al Israel Airlines	342,666	$115
Paz Oil Co. Ltd.	542	80
SodaStream International Ltd.[2]	600	55

		250

Italy — 4.7%
Immobiliare Grande Distribuzione SIIQ SpA[1]	43,092	403
Societa Cattolica di Assicurazioni SC	33,535	357
Societa Iniziative Autostradali e Servizi SpA	5,502	102
Unipol Gruppo SpA	125,531	614

		1,476

Japan — 16.8%
Asahi Intecc Co. Ltd.	2,400	97
CONEXIO Corp.	4,300	92
Cosmo Energy Holdings Co. Ltd.	4,100	133
Daiho Corp.	22,000	126
DTS Corp.	2,600	90
EDION Corp.	7,100	82
FCC Co. Ltd.	3,000	84
Foster Electric Co. Ltd.	22,300	550
Geo Holdings Corp.	7,500	119
Haseko Corp.	11,000	169
Hosiden Corp.	21,700	273
Japan Aviation Electronics Industry Ltd.	6,000	86
JVC Kenwood Corp.	21,200	70
Keihin Corp.	29,800	613
Kyowa Exeo Corp.	3,700	99
Melco Holdings Inc.	4,100	137
NET One Systems Co. Ltd.	13,600	200
Nippon Chemi-Con Corp.	8,900	210
Rengo Co. Ltd.	8,300	72
Showa Corp.	30,800	528

The accompanying notes are an integral part of the financial statements.

8	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
Japan — (continued)
Sojitz Corp.	141,600	$451
Sumitomo Forestry Co. Ltd.	5,400	87
Takasago Thermal Engineering Co. Ltd.	5,400	100
Toho Holdings Co. Ltd.	4,300	102
Token Corp.	900	90
Toshiba Machine Co. Ltd.	14,000	97
Tosoh Corp.	9,500	187
Towa Pharmaceutical Co. Ltd.	1,200	76
TS Tech Co. Ltd.	2,200	88
Unipres Corp.	3,400	77
Yuasa Trading Co. Ltd.	2,700	89

		5,274

Malaysia — 1.9%
Supermax Corp. BHD	919,700	613

Mexico — 1.9%
Macquarie Mexico Real Estate Management SA de CV1,2	541,500	608

Netherlands — 1.7%
ASR Nederland NV	8,675	371
BE Semiconductor Industries NV	847	87
Intertrust NV	4,305	89

		547

Norway — 2.7%
Atea ASA	15,745	256
Austevoll Seafood ASA	10,788	108
Salmar ASA	2,253	93
SpareBank 1 SMN	36,436	378

		835

Singapore — 2.2%
Best World International Ltd.	68,700	97

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	9

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
Singapore — (continued)
Yanlord Land Group Ltd.	449,000	$582

		679

South Africa — 3.0%
Astral Foods Ltd.	10,724	283
Harmony Gold Mining Co. Ltd.	277,735	660

		943

South Korea — 2.2%
BGF Co. Ltd.	12,641	151
Korea Petrochemical Industries Co. Ltd.	764	212
Korean Reinsurance Co.	8,787	94
LF Corp.	5,623	140
Meritz Fire & Marine Insurance Co. Ltd.	4,229	84

		681

Spain — 0.7%
Ence Energia y Celulosa SA	13,997	106
Papeles y Cartones de Europa SA	6,148	107

		213

Sweden — 3.0%
Bilia AB, Class A	33,231	296
Capio AB	18,194	92
Dios Fastigheter AB	13,931	94
Nobina AB	17,028	110
Peab AB	40,583	367

		959

Switzerland — 3.6%
GAM Holding AG2	33,146	558
Implenia AG	7,357	584

		1,142

The accompanying notes are an integral part of the financial statements.

10	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
Taiwan — 5.1%
Ardentec Corp.	69,000	$90
Chlitina Holding Ltd.	20,000	135
Gigabyte Technology Co. Ltd.	135,000	319
Radiant Opto-Electronics Corp.	221,000	548
Simplo Technology Co. Ltd.	71,000	455
Taiwan Surface Mounting Technology Co. Ltd.	76,450	74

		1,621

Thailand — 3.6%
Esso Thailand PCL	1,145,600	651
Quality Houses PCL	352,400	33
Thai Vegetable Oil PCL	400,000	438

		1,122

Turkey — 2.0%
Anadolu Cam Sanayii AS	79,152	69
Is Gayrimenkul Yatirim Ortakligi AS1	577,574	189
Soda Sanayii AS	129,589	180
Tekfen Holding AS	46,634	202

		640

United Arab Emirates — 0.3%
Air Arabia PJSC	279,222	87

United Kingdom — 7.7%
Bellway PLC	1,976	84
Centamin PLC	65,982	143
Central Asia Metals PLC	98,764	445
Debenhams PLC	221,575	65
Evraz PLC	77,573	473
Firstgroup PLC[2]	76,942	89
Forterra PLC	11,720	49
J D Wetherspoon PLC	5,221	84
JD Sports Fashion PLC	10,289	48

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	11

SCHEDULE OF INVESTMENTS (000)* (continued)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares/Rights	Value
United Kingdom — (continued)
Kier Group PLC	6,773	$89
Lancashire Holdings Ltd.	14,170	115
Pendragon PLC	300,137	98
Petrofac Ltd.	38,105	272
Redrow PLC	10,603	89
Stagecoach Group PLC	43,403	80
Thomas Cook Group PLC	57,800	96
Victrex PLC	2,670	96

		2,415

Total Common Stock
(Cost $27,644) — 92.4%		29,084

EXCHANGE TRADED FUNDS
VanEck Vectors India Small-Capital Index ETF	9,149	523
Vanguard FTSE All World ex-US Small-Capital ETF	10,716	1,278

Total Exchange Traded Funds
(Cost $1,810) — 5.7%		1,801

PREFERENCE STOCK
Brazil — 0.3%
Banco do Estado do Rio Grande do Sul	12,800	79

Total Preference Stock
(Cost $73) — 0.3%		79

RIGHTS
Italy — 0.1%
Immobiliare Grande Distribuzione SIIQ SpA, Expires 4/16/2018[2]	43,092	46

Total Rights
(Cost $—) — 0.1%		46

The accompanying notes are an integral part of the financial statements.

12	Causeway International Small Cap Fund

SCHEDULE OF INVESTMENTS (000)* (concluded)

March 31, 2018 (Unaudited)

Causeway International Small Cap Fund	Number of Shares	Value
SHORT-TERM INVESTMENT
Invesco Short-Term Investment Trust: Government & Agency Portfolio, Institutional Class, 1.550%**	438,050	$438

Total Short-Term Investment
(Cost $438) — 1.4%		438

Total Investments — 99.9%
(Cost $29,965)		31,448

Other Assets in Excess of Liabilities — 0.1%		21

Net Assets — 100.0%		$31,469

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
1	Real Estate Investment Trust.
2	Non-income producing security.
ETF	Exchange Traded Fund

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	13

SECTOR DIVERSIFICATION

As of March 31, 2018, the sector diversification was as follows (Unaudited):

Causeway International Small Cap Fund	Common Stock	Preference Stock	% of Net Assets

Real Estate	13.7%	0.0%	13.7%

Consumer Discretionary	13.6	0.0	13.6

Financials	13.3	0.3	13.6

Industrials	13.6	0.0	13.6

Materials	13.5	0.0	13.5

Information Technology	9.7	0.0	9.7

Energy	7.3	0.0	7.3

Consumer Staples	3.7	0.0	3.7

Health Care	3.4	0.0	3.4

Utilities	0.6	0.0	0.6

Total	92.4	0.3	92.7

Exchange Traded Funds			5.7

Rights			0.1

Short-Term Investment			1.4

Other Assets in Excess of Liabilities			0.1

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

14	Causeway International Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES (000)*

(Unaudited)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

3/31/18
ASSETS:
Investments at Value (Cost $29,965)	$31,448
Cash	2
Foreign Currency (Cost $36)	36
Receivable for Dividends	119
Receivable for Tax Reclaims	11
Prepaid Expenses	13

Total Assets	31,629

LIABILITIES:
Payable for Investment Securities Purchased	100
Payable Due to Adviser	12
Payable Due to Administrator	2
Other Accrued Expenses	46

Total Liabilities	160

Net Assets	$31,469

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$29,353
Undistributed Net Investment Income	12
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	621
Net Unrealized Appreciation on Investments	1,483

Net Assets	$31,469

Net Asset Value Per Share (based on net assets of $29,355,731 ÷ 2,221,226 shares) — Institutional Class	$13.22

Net Asset Value Per Share (based on net assets of $2,113,187 ÷ 159,811 shares) — Investor Class	$13.22

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	15

STATEMENT OF OPERATIONS (000)

(Unaudited)

CAUSEWAY INTERNATIONAL SMALL CAP FUND

10/01/17 to 3/31/18
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $31)	$250

Total Investment Income	250

EXPENSES:
Investment Advisory Fees	85
Transfer Agent Fees	29
Professional Fees	18
Custodian Fees	17
Registration Fees	17
Administration Fees	10
Printing Fees	9
Pricing Fees	6
Shareholder Service Fees — Investor Class	2 (1)

Total Expenses	193

Waiver of Investment Advisory Fees	(82)

Total Waiver and Reimbursement	(82)

Net Expenses	111

Net Investment Income	139

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	697
Net Realized Loss from Foreign Currency Transactions	(1)
Net Change in Unrealized Depreciation on Investments	(652)

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	44

Net Increase in Net Assets Resulting from Operations	$183

(1)	Fees have been reduced by a one-time adjustment as a result of a management change in accrual estimate in the amount of $–. Excluding the adjustment, shareholder service fees would have been $2.

Amount designated as “—” has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

16	Causeway International Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY INTERNATIONAL SMALL CAP FUND

	10/01/17 to 3/31/18 (Unaudited)	10/01/16 to 9/30/17 (Audited)
OPERATIONS:
Net Investment Income	$139	$231
Net Realized Gain on Investments	697	778
Net Realized Loss from Foreign Currency Transactions	(1)	(4)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(652)	1,604

Net Increase in Net Assets Resulting From Operations	183	2,609

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(314)	(234)
Investor Class	(29)	(10)

Total Dividends from Net Investment Income	(343)	(244)

Distributions from Net Capital Gains:
Institutional Class	(594)	—
Investor Class	(58)	—

Total Distributions from Net Capital Gains	(652)	—

Total Dividends and Distributions to Shareholders	(995)	(244)

Net Increase in Net Assets Derived from Capital Share Transactions(1)	20,152	577
Redemption Fees(2)	6	—

Total Increase in Net Assets	19,346	2,942

NET ASSETS:
Beginning of Period	12,123	9,181

End of Period	$31,469	$12,123

Undistributed Net Investment Income	$12	$216

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or are rounded to $0.

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	17

FINANCIAL HIGHLIGHTS

For the Six Months Ended March 31, 2018 (Unaudited) and the Fiscal Years or Period Ended September 30,

For a Share Outstanding Throughout the Period or Fiscal Year

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY INTERNATIONAL SMALL CAP FUND†
Institutional
2018(1)	13.56	0.11	0.65	0.76	(0.38)	(0.72)	(1.10)	—	(3)
2017	10.91	0.26	2.68	2.94	(0.29)	—	(0.29)	—
2016	10.12	0.21	0.82	1.03	(0.24)	—	(0.24)	—
2015(1)(2)	10.00	0.23	(0.11)	0.12	—	—	—	—
Investor
2018(1)	13.55	0.07	0.63	0.70	(0.36)	(0.72)	(1.08)	0.05
2017	10.90	0.26	2.65	2.91	(0.26)	—	(0.26)	—
2016	10.10	0.16	0.82	0.98	(0.21)	—	(0.21)	0.03
2015(1)(2)	10.00	0.23	(0.13)	0.10	—	—	—	—

†	Per share amounts calculated using average shares method.
(1)	All ratios for periods less than one year are annualized. Total returns and portfolio turnover rate are for the period indicated and have not been annualized.
(2)	Commenced operations on October 20, 2014.
(3)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).
(4)	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.52%.

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

18	Causeway International Small Cap Fund

Net Asset Value, End of Period ($)	Total Return (%)	Net Assets, End of Period ($000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

13.22	5.80	29,356	1.30		2.26	1.68	45
13.56	27.77	11,218	1.30		3.08	2.27	91
10.91	10.29	8,795	1.30		3.42	2.05	108
10.12	1.20	8,663	1.30		3.40	2.30	76

13.22	5.72	2,113	1.52	(4)	2.50	1.10	45
13.55	27.45	905	1.55		3.31	2.23	91
10.90	10.08	386	1.55		3.68	1.51	108
10.10	1.00	654	1.55		3.64	2.30	76

The accompanying notes are an integral part of the financial statements.

Causeway International Small Cap Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Causeway International Small Cap Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on October 20, 2014. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available) are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When the Committee values a security in accordance with the fair value pricing procedures, the Committee

20	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at March 31, 2018 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Australia	$—	$2,174	$—	$2,174
Belgium	—	183	—	183
Canada	1,423	—	—	1,423
China	—	2,041	—	2,041
Denmark	—	94	—	94
Egypt	—	288	—	288
Finland	—	85	—	85
France	—	413	—	413
Germany	—	1,211	—	1,211
Greece	—	241	—	241
Hong Kong	—	136	—	136
Indonesia	—	690	—	690
Israel	55	195	—	250
Italy	—	1,476	—	1,476
Japan	—	5,274	—	5,274
Malaysia	—	613	—	613
Mexico	608	—	—	608
Netherlands	—	547	—	547
Norway	—	835	—	835
Singapore	—	679	—	679
South Africa	283	660	—	943
South Korea	—	681	—	681
Spain	—	213	—	213
Sweden	—	959	—	959
Switzerland	—	1,142	—	1,142
Taiwan	—	1,621	—	1,621

Causeway International Small Cap Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

Investments in Securities	Level 1	Level 2†	Level 3	Total
Thailand	$—	$1,122	$—	$1,122
Turkey	—	640	—	640
United Arab Emirates	87	—	—	87
United Kingdom	262	2,153	—	2,415

Total Common Stock	2,718	26,366	—	29,084

Exchange Traded Funds	1,801	—	—	1,801

Preference Stock
Brazil	79	—	—	79

Rights	46	—	—	46

Short-Term Investment	438	—	—	438

Total Investments in Securities	$5,082	$26,366	$—	$31,448

†	Holdings represent securities trading outside the United States, the values of which were adjusted as a result of significant market movements following the close of local trading and/or due to “foreign line” securities using “local line” prices. Securities with a value of $660 (000), which represented 2.1% of the net assets of the Fund, transferred from Level 1 to Level 2 since the prior fiscal year end primarily due to market movements following the close of local trading that triggered fair valuation at the end of the period.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market–based inputs in place of closing exchange prices due to events occurring after foreign market closures and/or due to adjustments to security values due to “Foreign Line” securities using “Local Line” prices. Due to currency and ownership restrictions on foreign persons in certain countries, including without limitation Russia and Thailand, securities sometimes trade in a “foreign line” (designated for foreign ownership) and via a “local line” (shares traded locally and held by residents). Liquidity of shares held in the foreign line is more often limited that the local line. As the last traded price of a foreign line may not represent fair value, if the securities can readily be traded through a broker to access the local line, the securities may be priced using the last traded local line price.

For the six months ended March 31, 2018, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the six months ended March 31, 2018, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

22	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of and during the six months ended March 31, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment

Causeway International Small Cap Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the six months ended March 31, 2018, the Institutional Class and Investor Class retained $35 and $5,684 in redemption fees, respectively.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2019 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.30% of Institutional Class and Investor Class average daily net assets. For the six months ended March 31, 2018, the Adviser waived $81,664 of its advisory fee. The expense waivers and reimbursements are not subject to recapture.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the

Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the six months ended March 31, 2018, the Investor Class paid 0.22% of average daily net assets under this plan. (See Statement of Operations — Shareholder Service Fees — Investor Class, Note 1.)

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of March 31, 2018, approximately $8.349 million of net assets were held by investors affiliated with the adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sale of securities, other than short-term investments, during the six months ended March 31, 2018, for the Fund were as follows:

Purchases (000)	Sales (000)
$27,028	$7,995

5.	Risks of Foreign and Small Cap Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to further risks. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities

24	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

The Fund invests a significant portion of its assets in the securities of smaller capitalization companies. Investments in smaller companies involve additional risks and typically exhibit higher volatility. The values of securities of smaller, less well-known companies can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Total
2017	$244	$244
2016	192	192

Causeway International Small Cap Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(continued)

As of September 30, 2017, the components of accumulated losses on a tax basis were as follows (000):

Undistributed Ordinary Income	$529
Undistributed Long-Term Capital Gains	384
Unrealized Appreciation	2,013
Other Temporary Differences	2

Total Distributable Earnings	$2,928

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses.

For the fiscal year ended September 30, 2017, the Fund used $56 (000) in capital loss carryforwards.

At March 31, 2018, the total cost of investments for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$30,086	$2,760	$(1,398)	$1,362

7.	Capital Shares Issued and Redeemed (000)

	Six Months Ended March 31, 2018 (Unaudited)		Fiscal Year Ended September 30, 2017 (Audited)
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,324	$18,011	12	$128
Shares Issued in Reinvestment of Dividends and Distributions	71	908	23	234
Shares Redeemed	(1)	(5)	(14)	(151)

Increase in Shares Outstanding Derived from Institutional Class Transactions	1,394	18,914	21	211

Investor Class
Shares Sold	114	1,535	40	467
Shares Issued in Reinvestment of Dividends and Distributions	7	86	1	10
Shares Redeemed	(28)	(377)	(9)	(111)

Increase in Shares Outstanding Derived from Investor Class Transactions	93	1,244	32	366

Net Increase in Shares Outstanding from Capital Share Transactions	1,487	$20,158	53	$577

8.	Significant Shareholder Concentration

As of March 31, 2018, three of the Fund’s shareholders of record owned 86% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying

26	Causeway International Small Cap Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(concluded)

clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended.

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, Amendment No. 2, dated as of February 22, 2017, and Amendment No. 3, dated as of February 21, 2018, which enables it to participate in a $10 million secured committed revolving line of credit, with The Bank of New York Mellon which expires February 21, 2019. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of March 31, 2018, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway International Small Cap Fund	27

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2017 to March 31, 2018).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

28	Causeway International Small Cap Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 10/01/17	Ending Account Value 3/31/18	Annualized Expense Ratios	Expenses Paid During Period*
Causeway International Small Cap Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,058.00	1.30%	$6.67

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,018.45	1.30%	$6.54
Causeway International Small Cap Fund

Actual Portfolio Return
Investor Class**	$1,000.00	$1,057.20	1.52%	$7.80

Hypothetical 5% Return
Investor Class**	$1,000.00	$1,017.35	1.52%	$7.64

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period since inception to period end.)

**	The ratio of expenses to average net assets has been reduced by a one-time adjustment as a result of a management change in accrual estimate relating to shareholder service fees. Excluding the adjustment, the annualized ratio of expenses to average net assets would have been 1.52%, ending account values would have been $1,057,20 and $1,017.35 for actual and hypothetical returns, respectively, and expenses paid during the period would have been $7.80 and $7.64 for actual and hypothetical returns, respectively.

Causeway International Small Cap Fund	29

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-SA-010-0400

Item 2.	Code of Ethics.

Not required for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not required for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not required for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrant because it is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments.

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to registrant because it is not a closed-end management investment company.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to registrant because it is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has not been any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not required for semi-annual report.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Turner Swan
Turner Swan, President

Date: June 8, 2018

By	/s/ Eric Kleinschmidt, Treasurer
Eric Kleinschmidt, Treasurer

Date: June 8, 2018